EXHIBIT 23.1.1
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                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 3 to Registration Statement No. 333-90632 of Foamex L.P. and Foamex Capital Corporation on Form S-4 of our report on the financial statements of Foamex Capital Corporation dated March 25, 2002 appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP


Parsippany, New Jersey

January 27, 2003